Filed Pursuant to Rule 497(a)

File No. 333-183026

Rule 482 Ad

For immediate release

Thursday, September 6, 2012

Helios Total Return Fund, Inc.

Announces Terms of Rights Offering

NEW YORK, NY—September 6, 2012— Helios Total Return Fund, Inc. (the “Fund”) (NYSE: HTR) today announced that its Board of Directors approved the terms of a transferable rights offering which would allow the Fund’s record date common shareholders to purchase additional shares of common stock.

The Board of Directors, based on the recommendations and presentations of Brookfield Investment Management Inc., the Fund’s investment adviser (the “Adviser”), has determined that it is in the best interest of the Fund and its shareholders to increase the assets of the Fund available for investment and thereby to conduct the rights offering. The Adviser believes that now may be an opportune time to seek to take advantage of attractive investment opportunities and to further diversify the Fund’s portfolio in mortgage-related securities, which may enable the Fund to potentially enhance yield and capture net asset value (“NAV”) appreciation potential. Additionally, the rights offering seeks to provide existing shareholders the opportunity to acquire additional shares at a discount to the Fund’s market price.

The record date of the rights offering is September 20, 2012. The rights offering is expected to expire on October 19, 2012, unless otherwise extended by the Fund (the “expiration date”). The rights will trade on the New York Stock Exchange (“NYSE”) under the symbol “HTR RT” until October 18, 2012, one business day prior to the expiration date.

Subject to the registration statement for the offer becoming effective under the Securities Act of 1933, the Fund will distribute to common shareholders of record one right for each common share held on the record date. This will allow common shareholders to purchase one new common share for every three rights held (1-for-3). Rights may be exercised only in multiples of three, except that record date common shareholders who are issued fewer than three rights will be entitled to subscribe for one common share of the Fund. Fractional common shares will not be issued. Common shares obtained through the exercise of rights will not be eligible to receive the Fund’s monthly dividends to be paid in September and October 2012.

The subscription price per common share will be determined on the expiration date. The subscription price will be determined based on a formula equal to 90% of the average of the last reported sales price of a common share of the Fund on the NYSE on the expiration date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 80% of the Fund’s NAV per common share at the close of trading on the NYSE on the expiration date, the subscription price will be 80% of the Fund’s NAV per common share at the close of trading on the NYSE on that day. The estimated subscription price has not yet been determined by the Fund.

Record date common shareholders who fully exercise all of their primary subscription rights will be eligible for an over-subscription privilege entitling those common shareholders to subscribe, subject to certain limitations and subject to allotment, for additional common shares covered by any unexercised rights.

The Fund expects to send each shareholder a prospectus for the offer and subscription certificates evidencing the rights offering to record date common shareholders within the United States following the record date. Common shareholders who hold their common shares through a broker, bank or trust company should contact their representative with instructions to either exercise or sell their rights. Common shareholders who hold common shares directly and wish to exercise or sell their rights should complete the subscription certificate they will receive in the mail and send it to the subscription agent for the offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and was organized as a corporation under the laws of the State of Maryland on May 26, 1989. The Fund’s primary investment objective is to provide high total return, including short- and long- term capital gains and a high level of current income, through the management of a portfolio of securities.

About Brookfield Asset Management

Brookfield is a global alternative asset manager with approximately $150 billion in assets under management as of June 30, 2012. We have over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. We offer a range of public and private investment products and services, which leverage our expertise and experience and provide us with a distinct competitive advantage in the markets where we operate. On behalf of our clients, Brookfield is also an active investor in the public securities markets, where our experience extends nearly 40 years. Over this time, we have successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Through our SEC-registered investment advisor, Brookfield Investment Management, our public market activities complement our core competencies as a direct investor. These activities encompass global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London. Helios Total Return Fund, Inc. is managed by Brookfield Investment Management Inc.

The Fund uses its web site as a channel of distribution of material company information. Financial and other material information regarding the Fund is routinely posted on and accessible at www.brookfieldim.com.

COMPANY CONTACT

Helios Total Return Fund, Inc.

Three World Financial Center

200 Vesey Street

New York, NY 10281-1010

(800) 497-3746

funds@brookfield.com

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. For further information regarding the Fund’s rights offering, or to obtain a prospectus, when available, please contact the Fund’s Information Agent:

AST Fund Solutions, LLC

110 Wall Street, 5th Floor

New York, NY 10005

Banks and Brokers Call:  1-212-400-2605

Toll-Free:  1-877-896-3191

The information in this communication is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.